Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

I,  Craig A. Fielding, as the Chief Executive Officer of Consorteum Holdings, Inc., certify that (i) the Form 10-K fully complies with the requirements of  Section  13(a)  or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Consorteum Holdings, Inc.

/s/ Craig A. Fielding
Craig A. Fielding
President  and  Chief  Executive  Officer
November 12,  2010